Exhibit 10.1(b)

KYTHERA BIOPHARMACEUTICALS, INC.

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 is made as of January 27, 2012, between KYTHERA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages hereto.

The Company and the Investors are parties to that certain Third Amended and Restated Investor Rights Agreement, dated as of August 30, 2011 (the “Investors’ Agreement”).  In connection with working capital credit facility with Lighthouse Capital Partners VI, L.P. (“Lighthouse”), the Company issued a warrant to Lighthouse (the “Warrant”) to acquire shares of the Company’s Series D Preferred Stock (the “Preferred Stock”).

As a covenant of the Warrant, the Company agreed to grant Lighthouse registration rights with respect to the shares of the Company’s Common Stock issuable upon conversion of the Preferred Stock, and the Investors, constituting the holders of at least sixty percent (60%) of the Registrable Securities (as defined in the Investors’ Agreement), desire to amend the Investors’ Agreement to include Lighthouse thereunder.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      The definition of “Series D Preferred Stock” set forth in Section 1.1(cc) of the Investor’s Agreement shall be amended in its entirety as follows:

“Series D Preferred Stock” shall mean the shares of Series D Preferred Stock of the Company issued pursuant to the Purchase Agreement and the shares of Series D Preferred Stock of the Company issued or issuable pursuant to that certain Preferred Stock Purchase Warrant, dated December 30, 2011, issued to Lighthouse Capital Partners VI, L.P. by the Company.”

2.                                      Exhibit A to the Investors’ Agreement shall be amended in its entirety as set forth in Attachment 1 hereto to include Lighthouse Capital Partners VI, L.P. as an Investor under the Investors’ Agreement.

3.                                      Except as set forth herein, the Investors’ Agreement shall remain in full force and effect in accordance with its terms.

4.                                      On or after the date hereof, each reference in the Investors’ Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Investors’ Agreement as amended hereby.  No reference to this Amendment No. 1 need be made in any instrument or document at any time referring to the Investors’ Agreement and a reference to the Investors’ Agreement in any such instrument or document shall be deemed a reference to the Investors’ Agreement as amended hereby.

5.                                      This Amendment No. 1 may be executed in any number of counterparts, all of which together shall constitute one instrument.

6.                                      This Amendment No. 1 shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Third Amended and Restated Investor Rights Agreement as of the date first written above.

KYTHERA BIOPHARMACEUTICALS, INC.

By:	/s/ Keith R. Leonard

Name:	Keith R. Leonard

Title:	President & CEO

INVESTORS:

See attached pages.

Agreed and Accepted:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

By:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C.,
its general partner

By:	/s/ Ryan Turner

Name:	Ryan Turner

Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Third Amended and Restated Investor Rights Agreement as of the date first written above.

INVESTORS:

JAFCO SUPER V3 INVESTMENT LIMITED PARTNERSHIP

By: JAFCO Co., Ltd.
Its: General Partner

By:	/s/ Hironori Hozoji

Name:	Hironori Hozoji

Title:	Senior Vice President, JAFCO America Ventures, Inc., A Wholly Owned Subsidiary of JAFCO Co., Ltd.

JAFCO LIFE SCIENCE NO. 1 INVESTMENT ENTERPRISE PARTNERSHIP

By: JAFCO Co., Ltd.
Its: Executive Partner

By:	/s/ Hironori Hozoji

Name:	Hironori Hozoji

Title:	Senior Vice President, JAFCO America Ventures, Inc., A Wholly Owned Subsidiary of JAFCO Co., Ltd.

Signature Page to Kythera Biopharmaceuticals, Inc.

Amendment No. 1 to Third Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Third Amended and Restated Investor Rights Agreement as of the date first written above.

INVESTORS:

PROSPECT VENTURE PARTNERS III, L.P.

By: Prospect Management Co. III, L.L.C.
Its: General Partner

By:	/s/ David Schnell

Name:	David Schnell

Title:	Managing Member

Signature Page to Kythera Biopharmaceuticals, Inc.

Amendment No. 1 to Third Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Third Amended and Restated Investor Rights Agreement as of the date first written above.

INVESTORS:

ARCH VENTURE FUND VI, L.P.

By: ARCH Venture Partners VI, L.P.
Its: General Partner
By: ARCH Venture Partners VI, LLC
Its: General Partner

By:	/s/ Robert T. Nelsen

Name:	Robert T. Nelsen

Title:	Managing Director

Signature Page to Kythera Biopharmaceuticals, Inc.

Amendment No. 1 to Third Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Third Amended and Restated Investor Rights Agreement as of the date first written above.

INVESTORS:

VERSANT VENTURE CAPITAL II, L.P.

By: Versant Ventures II, LLC
Its: General Partner

By:	/s/ Camille Samuels

Name:	Camille Samuels

Title:	Camille Samuels

VERSANT SIDE FUND II, L.P.

By: Versant Ventures II, LLC
Its: General Partner

By:	/s/ Camille Samuels

Name:	Camille Samuels

Title:	Camille Samuels

VERSANT AFFILIATES FUND II-A, L.P.

By: Versant Ventures II, LLC
Its: General Partner

By:	/s/ Camille Samuels

Name:	Camille Samuels

Title:	Camille Samuels

Signature Page to Kythera Biopharmaceuticals, Inc.

Amendment No. 1 to Third Amended and Restated Investor Rights Agreement

Attachment 1

Schedule of Investors

Investor	Number of Series A Shares	Number of Series B Shares	Number of Series C Shares	Number of Series D Shares

JAFCO Super V3 Investment Limited Partnership	—	—	1,079,372	141,805

JAFCO Life Science No. 1 Investment Enterprise Partnership	—	—	1,079,371	—

Prospect Venture Partners III, L.P.	3,905	3,476,810	1,242,627	312,064

Versant Venture Capital II, L.P.	1,596,133	2,739,277	1,200,315	385,530

Versant Side Fund II, L.P.	13,695	24,482	10,725	3,446

Versant Affiliates Fund II-A, L.P.	29,077	51,984	22,779	7,316

ARCH Venture Fund VI, L.P.	3,905	3,511,462	1,474,566	350,765

Altitude Life Science Ventures, L.P.	103,905	591,574	227,134	60,910

BBT Fund, L.P.			1,057,145	69,443

PFM Healthcare Fund, L.P.	69,000		279,201	298,142

PFM Healthcare Offshore Fund, Ltd.	29,830		194,814	596,646

PFM Healthcare Principals Fund, L.P.	5,075		21,430	56,126

Fidelity Contrafund: Fidelity Advisor New Insights Fund				3,803,655

WS Investment Company, LLC (2008A)			1,187

WS Investment Company, LLC (2008C)			792

Nancy Jorgesen			10,000

Deepak Chadha			9,902

The UCLA Foundation		8,692

Investor	Number of Series A Shares	Number of Series B Shares	Number of Series C Shares	Number of Series D Shares
The UCLA Foundation		8,692

WS Investment Company LLC (2005A)		10,183

WS Investment Company LLC (2005D)		7,273

Michael Kolodney, MD		13,629	5,315

Los Angeles Biomedical Research Institute at Harbor — UCLA Medical Center		42,834	17,329

Adam Rotunda, MD		13,629	5,315

Shellwater & Company		27,259	10,672

Leonard Family Trust, dated 28 August 1996	1,625,000

Nathaniel David	752,500

Amit D.Munshi Revocable Trust, dated 4 April 2011	99,953

Sabine Munshi Revocable Trust, dated 4 April 2011	99,953

Jay Birnbaum	200,000

Kristina Burow	12,500

Kevin Young	100,000

Hafelfinger Family Trust	16,664

Thomas and Christine Carlucci	10,000

Dennis M. Fenton, Ph.D.	3,905		4,951

Joseph L. Turner			4,951

Leerink Swann Co-Investment Fund			34,655	28,527

The Alan C. & Agnès B. Mendelson Family Trust				6,656

VP Company Investments 2008, LLC				7,132
Attn: Russell S. Player

Mark V. Roeder				475

Investor	Number of Series A Shares	Number of Series B Shares	Number of Series C Shares	Number of Series D Shares
IFA PE Domestic Fund, LP				231,643

IFA PE Master Fund, LP				719,271

Foley Ventures LLC				19,018

Paul A. Stewart and Jane B. Stewart 2000 Family Trust				19,018

SUBTOTALS	4,775,000	10,527,780	7,994,548	7,117,588

WARRANT HOLDER Lighthouse Capital Partners VI, L.P.	—	—	89,114(1)	114,110(2)

TOTAL	4,775,000	10,527,780	8,083,662	7,237,698

(1)                                 Series C shares are issuable upon exercise of warrant dated March 21, 2011, as amended on August 30, 2011.

(2)                                 Series D shares are issuable upon exercise of warrant dated December 30, 2011.  Such warrant is initially exercisable for 114,109 shares and may be exercisable for up to 228,219 Series D shares.